BANK OF INTERNET USA

BofI.com

# Corporate Presentation

Annual Shareholders Meeting October 19, 2006 Exhibit 99.1

Safe Harbor
Statements contained in the slide show presentation
that state expectations or predictions about the future
are forward-looking statements intended to be
covered by the safe harbor provisions of the Securities
Act and the Exchange Act. The Registrant’s actual
results could differ materially from those projected in
such forward-looking statements. Factors that could
affect those results include “Risk Factors” and the
other factors appearing in the documents that the
Registrant has filed with the Securities and Exchange
Commission.

Agenda
• The Bank of Internet Franchise
– Building Online Customer Trust for Six Years
• Financial Highlights – Fiscal 2006
– Fifth Consecutive Year of Record Earnings
• Steps to Build More Shareholder
Value
– Changes to Meet Challenging Market Conditions
• Questions and Answers

Our Focus BofI will be the premier low- cost operator in consumer financial services MISSION STATEMENT 4

6,367 9,569 13,653 19,827 22,468 0 10,000 20,000 2002 2003 2004 2005 2006 Total Number of Deposit Accounts Building Our Online Franchise ………. 5 * * At each fiscal year end June 30.

Online Deposit Franchise …..
• Online Retail Deposit Customers in all 50 states
– six years - no brokered deposits
• Proprietary Technology & Customer Data Base
– six-year proprietary data base of Internet activity
support unique fraud control
• Proprietary Process
– six years of process improvements
• Demonstrated Scalability
– six years of increased assets per employee
• Target Marketing
– six years experience target marketing on the Internet
• 6%+ Customer Referral Rate
– six years of customer satisfaction

Mr. Evans,
I just love doing business with your bank! Last Friday I
remembered that I had 2 CDs maturing on 8-13. I also
noticed the great interest rate on your 18 month CD.
Using the "contact" box on your web site I requested
that I wished to redeem the CDs and purchase a new 18
month CD. I received an e-mail today indicating that
everything was taken care of. No forms, no telephone
calls, no hassle. I don't even check CD rates at other
banks anymore because your service is so good.
Thanks,
Professor, xxxx State University

What our customers say ………

Building Online Lending….
• Single family online originations for five years
• Home equity originations – system built in fiscal
2006 using “best practices”
• Unique multifamily online origination site
• Years of online authentication and underwriting
experience
• Disciplined lending and investing – avoiding the
pitfalls of many early Internet banks
• Perfect lending and investing history – no write
offs, no foreclosure sales, etc.

Dear Mr. Evans:
………… I was completely truthful when I said that it
was the easiest and most pleasant and professional loan
process I have ever been through.  And Ms. Mitchell
actually knew her business.  This is very unusual in our
current environment.  I work for a company that is in
financial services on the internet, and I know good
competition when I experience it.
Great job and thanks!
Executive Vice President & xxxxx, XXX Mutual Fund

What our customers say ………

Our Franchise Value …
We Believe in:
• Our People and Our Service Culture
• Our Focus on Low Cost Delivery Systems
– Regularly changing processes and proprietary
software to improve efficiency
• Our Consistent, Competitive Product Pricing –
Across all product lines
– customers trust that they are getting a good deal
• Our Design for the Future of Banking

Fiscal 2006 Results 11

$217.6
$273.5
$405.0
$609.5
$737.8
$0
$200
$400
$600
$800
$1,000
2002 2003 2004 2005 2006
Total Assets
($ in millions)
Fiscal 2006 - Financial Highlights
Asset Growth

* At each fiscal year end June 30.
*

$3,497
$5,088
$6,530
$8,969
$9,955
$0
$2,000
$4,000
$6,000
$8,000
$10,000
2002 2003 2004 2005 2006
Net Interest Income
($ in thousands)

* For each fiscal year ended June 30.
*
Fiscal 2006 - Financial Highlights
Net Interest Income Growth

$1,020
$1,730
$2,175
$2,869
$3,266
$-
$1,000
$2,000
$3,000
$4,000
2002 2003 2004 2005 2006
Net Income
($ in thousands)

*
* For each fiscal year ended June 30.
Fiscal 2006 - Financial Highlights
Net Income Growth

For or At the Year Ended
2005 2006
Net Income (000s) 2,869 $              3,266 $
Diluted Earnings Per Share 0.40 $                0.34 $
Return on Avg Common Stockholders' Equity 6.73% 4.56%
Efficiency Ratio (1) 48.05% 51.24%
Total Assets (000s) 609,508 $           737,835 $
Loans Held For Investment (000s) 486,872 $           533,641 $
Total Deposits (000s) 361,051 $           424,204 $
Book Value Per Common Share 7.47 $                7.77 $
(1) Non-interest expense divided by the sum of net interest income and non-interest income.
June 30,
Fiscal 2006 - Financial Highlights
2006 vs 2005

Our Task ……………
Work to Improve:
• Earnings Per Share
• Return on Equity
• Efficiency Ratio
Get to our goals
• 10%+ ROE
• Less than 40% Efficiency Ratio
• $1 Billion in Assets
• Continue reducing G&A to average assets

3 Steps to Build More Shareholder Value in Fiscal 2007 17

Step One – Generate Higher Yielding Loans
• Originate high-volume online consumer loans
• Home Equity Lending Program is up now,   expanding from
7 states to all 50 by        December 2006
• Other Consumer Secured Loans like Autos & RVs
• Hired consumer loan executive to start this quarter
• 1
st
goal is $10mm in originations per month
Building Shareholder Value

The First - Home Equity Loans
• Offering Favorable Rates to Most Credit Worthy
Customers
• Thru Start up Phase:
– $3.1 million in originations, weighted average:
– Balance = $80,000
– 1
st
Mortgage =$295,000
– Combined Loan to Value= 61%
– FICO= 756 – High of 820 and low of 649
– All Debt to Income= 34%
• Average Rate = 7.31%
• Compares favorably to last quarter loan portfolio
yield of 5.39% and cost of funds of  4.18%
• Compares favorably to new single family 1
st
TD
(6%) and multifamily 1
st
TD (6.5%) in a 5/1 ARM

Step Two – Match Asset Growth with Higher Yield
Loan Production:
• Conserve Capital
– Can grow assets to $1 Billion - match asset growth
with production of higher yielding consumer loans
and other opportunities for loans
– Seek to replace lower yielding loan principal repays
with higher rate consumer loans
• Position for Re-Deployment When Yield Curve
Comes Back – yield curve “lift”
– MBS available for sale to re-deploy into other assets
Building Shareholder Value

BANK OF INTERNET USA
BofI.com

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I25 06/30/06 US Treasury Actives
I25 06/30/05 US Treasury Actives
I25 06/30/04 US Treasury Actives
I25 06/30/03 US Treasury Actives
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 920410
Hong Kong 852 2977 6000 Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2006 Bloomberg L.P.
H212-1035-1 17-Oct-06 4:52:58

Yield Curve & Net Interest Margin 2003 – 2.11% 2004 – 2.04% 2005 – 1.87% 2006 - 1.51% B of I Fiscal Yr: NIM% 21

$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
Net Interest Income vs
Noninterest Expense
$218,000 $273,000                    $405,000                 $609,000 $738,000
2002 2003 2004 2005 2006
Assets in Thousands
Net Interest
Income (in 000s)
Noninterest Expense
EXCLUDING SALARY &
WAGES

For the Fiscal Years Ended June 30
$(000)

$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
Impact of 25 and 50 bps NIM Growth
Hypothetical for Fiscal 2005 and 2006
$218,000 $273,000                    $405,000                 $609,000 $738,000
2002 2003 2004 2005 2006
Assets in Thousands

For the Fiscal Years Ended June 30
“Lift”
Hypothetical – applying 25 and 50 bps increase to actual average earnings assets of  $479 mil and $659 mil for fiscal 2005 and 2006
$10.2
$9.0
$10.0
$13.3
$(000)

Clear Objective LONG RUN ON AVERAGE Net Interest Margin between 1.75% - 2.25% Operating Expense on Average Assets Between 0.10% - 0.20% 24

Step Three – Leverage Value of “Online” Assets
• Affiliate Marketing
Hire one staff member –within 30 days
Inbound and Outbound affiliates
Establish ties with aggregators
• Social Marketing
– Affinity Marketing to affinity groups ranging from RV
owners to not for profits
• Website Re-Design
– improved marketing and navigation
Building Shareholder Value

BANK OF INTERNET USA
BofI.com

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SOCIAL NETWORKING 26

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Website Re-fresh 27 • Reorganizing for Better Navigation – November 2006

Our Three Steps
- summary
• Generate Higher Yielding Loans
• Match Asset Growth with Loan Growth -
Conserving Capital, for New Loans / the yield lift
• Leverage the Value of “Online” Assets- Affiliate
Marketing and Social Networking

Our Task ……………
Work to Improve:
• Earnings Per Share
• Return on Equity
• Efficiency Ratio
Get to our goals
• 10%+ ROE
• Less than 40% Efficiency Ratio
• $1 Billion in Assets
• Continue reducing G&A to average assets